SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2002

PW Eagle, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(I.R.S. Employer Identification Number)

222 South Ninth Street, Suite 2880, Minneapolis, MN 55402
                (Address of Principal Executive Offices)         (Zip Code)

(612) 305-0339
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On October 22, 2002, the Company issued a press release announcing its third quarter earnings. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release dated October 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: October 24, 2002	By:	/s/ DOBSON WEST
Dobson West Chief Administrative Officer and General Counsel

EXHIBIT INDEX

to

October 22, 2002 Form 8-K

PW Eagle, Inc.

Exhibit Number	Exhibit Description
99.1	Press Release dated October 22, 2002.

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